UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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EDGETECH SERVICES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EDGETECH SERVICES INC.

For the Annual Meeting of Shareholders to be held on December 21, 2006

PROXY STATEMENT

This Proxy Statement and the accompanying proxy are furnished to the shareholders of Edgetech Services Inc. (“Edgetech” or the “Company”) by the Board of Directors for the 2006 Annual Meeting of Shareholders (the “Annual Meeting”). The Annual Meeting will be held on Monday, December 21, 2006, beginning at 1:00 p.m. at 233 Wilshire Boulevard, Suite 400, Santa Monica, CA 90401, and at any postponements or adjournments of the Annual Meeting. The enclosed proxy is being solicited by the Board of Directors of the Company.

This proxy statement is dated December 8, 2006.

SHAREHOLDER PROPOSALS

Shareholder proposals for presentation for next year’s annual meeting must be received by the Company by no later than August 23, 2007. Any proposal received after this date will be considered untimely.

The Company is paying all costs of preparing, assembling and mailing this Proxy Statement. The Company has made arrangements to forward copies of proxy materials to brokerage houses, custodians, nominees and fiduciaries for forwarding of proxy soliciting material to the beneficial owners of the Common Stock of the Company at the Company’s expense.  In addition to the solicitation of proxies by mail, some of the officers, directors and regular employees of the Company may without additional compensation solicit proxies by telephone or personal interview. The Company will bear the costs of these solicitations.

Voting and Revocability of Proxies

The persons’ names in the enclosed form of proxy are representatives and management of the Company and are officers of the Company. Shareholders are encouraged to complete the enclosed proxy and return it to the Company as soon as possible. Any person who completes the enclosed proxy may revoke it at any time prior to its exercise by delivering to the Secretary of the Company either a signed statement revoking the proxy or a properly executed proxy bearing a later date. A shareholder may also revoke a proxy by attending the Annual Meeting and voting his or her shares personally. Proxies that have been properly dated, signed and returned will be voted in accordance with the instructions given by the shareholder. If a proxy is signed and returned but no voting instructions are given, each valid proxy will be voted in the election of directors FOR those nominees presented by the Board of Directors, and FOR ALL other resolution presented. Should any other business properly come before the Annual Meeting, the persons named in the proxy shall be allowed to vote on such matter(s) as those persons determine in their discretion.

Abstentions will be counted as shares present or represented and entitled to vote for the purposes of determining whether a quorum exists at the Annual Meeting. Shareholders of record as of the close of business on October 30, 2006 are entitled to notice of the Annual Meeting and to vote in person or by proxy.

The Preferred and Common Stock of the Company are the only classes of outstanding securities entitled to vote at the Annual Meeting. As of the close of business on November 29, 2006, there were 25,000,000 shares of Preferred Stock and 70,288,450 shares of Common Stock outstanding and entitled to vote. Voting rights are as described in table 1 hereunder. The presence of a majority of the outstanding shares of Preferred and Common Stock, either in person or by proxy, will constitute a quorum at the Annual Meeting.

Table 1 Voting Rights

Class	Number of Shares	Votes Per Share
Preferred	1	25.3533
Common	1	1

PROPOSAL NUMBER 1: ELECTION OF DIRECTORS FOR THE COMING YEAR

The Company’s Bylaws provide that the Board of Directors shall be no less than one director or that number otherwise required by law and to be determined by the Board of Directors. The Board of Directors has set the number of directors at two, and there are currently two members on the Board of Directors. Persons may be nominated for election to the Board of Directors by the shareholders upon the making of a proper motion at the Annual Meeting. Two directors are to be elected at the Annual Meeting to serve until the following annual meeting of shareholders. The Board of Directors will present at the Annual Meeting for election Mr. Adam Radly and Mr. Paul Aunger. The Board of Directors recommends a vote FOR Messrs. Radly and Aunger. Mr. Radly and Mr. Aunger are currently members of the Board of Directors.

Persons receiving a plurality of the votes cast at the Annual Meeting will be elected to the Board of Directors. A “plurality” means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen. Votes against any candidate and any shares not voted (such as by abstention) will have no impact on the election of directors. All proxies will be voted FOR the election of each of these nominees unless authority to vote for the election of any nominee or nominees is withheld by the shareholder giving the proxy. If any nominees should unexpectedly decline or be unable to act as a director, the proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors does not believe that any nominee will decline to serve.

Background information with respect to the nominee for election to the Board of Directors is set forth below.

NOMINEES FOR ELECTION TO BOARD OF DIRECTORS

Adam Radly, 38, is currently the President and CEO and a Director of Edgetech Services. He was appointed to these positions on November 22, 2005. Prior to joining Edgetech, Mr. Radly was the founder and CEO of Isis Communications. While Mr. Radly was CEO of Isis, revenue increased from zero to $22 million, completed an IPO for Isis raising approximately $40 million, completed eight acquisitions, and raised an additional $30 million from U.S. institutional investors in a secondary offering. Isis later merged with AAV Australia Pty Limited, an Australian conglomerate. Adam is also the founder of XSIQ, a leading provider of K-12 education software. Mr. Radly was also the founder of Edgetech’s SponsorAnything.com.

Paul Aunger, 47, is currently the Secretary & Treasurer and a Director of Edgetech Services. He was appointed as a director on November 22, 2005. Prior to founding Web’s Biggest, Paul founded News Canada Inc. in 1981. He was President of News Canada until it merged with MDC Communications Corporation in 1997. News Canada is one of Canada’s largest public relations organizations. Clients included General Motors, Ford, IBM, DuPont, Procter & Gamble, Sears, Kodak, General Mills, Heinz and Walt Disney.

Directors are elected at annual meetings of the shareholders to terms which extend until the following annual meeting. Officers are appointed by, and serve at the discretion of, the Board of Directors. No members of the Board of Directors are currently compensated for attending meetings of the Board of Directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

SECURITIES OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the number of shares of the voting securities which each director and each nominee for election to the Board of Directors owned as a group as of October 17, 2006. The only classes of equity securities which have a present right to vote in elections of directors are the Preferred and Common Stock.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
Adam Radly – CEO, Chairman, and Director Paul Aunger – CFO, Secretary, and Director	9,000 Common 25,000,000 Convertible Preferred	0.013% 100.00%

The Company is planning to sell its second-tier subsidiary Web's Biggest, Ltd. to Advisors LLC, an Iowa limited liability company that holds Mr. Aunger's investments. In exchange for Web's Biggest, Advisors LLC will transfer its current holdings of 25,000,000 shares of Edgetech convertible preferred stock back to the Company. The Company expects to close this transaction by November 30, 2006.

The Company is also planning to purchase Data Management Inc., a newly formed Nevada corporation (“DM”) in exchange for 25,000,000 convertible preferred shares of Edgetech. The sellers of DM are Southbase LLC, a company related to Adam Radly, the Company's CEO, and Advisors LLC, a company related to the Company's CFO and Secretary, Paul Aunger. In exchange for all of the shares of DM, the Company will issue 25,000,000 convertible preferred shares to Southbase LLC and Advisors LLC. The Company expects to close this transaction by November 30, 2006.

These two transactions will result in a change in control of the Company.

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of common stock and other equity securities of our Company. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish our Company with copies of all Section 16(a) forms they file.

We have reviewed these filings, and it appears that our CEO, Adam Radly, has not filed a Form 3, Initial Statement of Beneficial Ownership, with respect to his common stock holdings.

The Board of Directors does not have standing audit, nomination or compensation committees. These functions are instead performed by the Board. The Board believes that due to the Company’s size, having such committees is unnecessary and would only create unnecessary bureaucracy. The Board does not have a policy with regard to the consideration of director candidates recommended by stockholders. The Board does not have such a policy because the Board believes that its current directors can effectively choose director candidates.

COMPENSATION OF EXECUTIVE OFFICERS

In the interests of maximizing profits and cash for shareholders, the executive officers elected not to take any form of compensation during the 2006 fiscal year.

SUMMARY COMPENSATION TABLE

Annual Compensation Year 2006 & Long-term Compensation
Name & Position	Salary	Bonus	Other Annual Compensation	Stock/Options Awards	All Other Compensation
Adam Radly President & CEO Paul Aunger Secretary & Treasurer	0 0	0 0	0 0	0 0	0 0

In voting for director nominees, abstentions and broker non-votes will not be counted.

The Board of Directors recommends a vote “FOR” the election of Mr. Adam Radly as

Chairman and a Director of Edgetech and the election of Mr. Paul Aunger as a Director of Edgetech for the coming year.

PROPOSAL NUMBER 2: RATIFICATION OF GEORGE BRENNER, CPA, AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANT.

The Board of Directors is asking shareholders to ratify George Brenner, CPA as the Company’s independent public accountant.

George Brenner, CPA has served as the Company’s independent public accountant since September 2005.

A representative of George Brenner, CPA is not expected to attend the Company’s annual meeting, and as a result, will not have the opportunity to make a statement and will not be available to respond to questions.

The Company’s previous independent public accountant was the firm of Dohan and Company (“Dohan”). The Board of Directors dismissed Dohan as the Company’s accountant in September 2005 and simultaneously engaged George Brenner, CPA, upon recommendation and approval by the full Board.

Dohan’s report on Edgetech’s financial statements did not contain an adverse opinion or disclaimer of opinion. There were no disagreements with Dohan on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Dohan’s satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

AUDIT FEES

For the past fiscal year, audit and audit related fees were approximately $54,000. For the previous fiscal year, we were billed approximately $21,000 for our year-end audit.

AUDIT-RELATED FEES

We were billed aggregate fees of $0 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of our financial statements in the past fiscal year. For the previous fiscal year, these fees were $0.

TAX FEES

In our last fiscal year, we were billed aggregate fees of $0 for tax compliance, tax advice, and tax planning by our principal accountant for this fiscal year. For the previous fiscal year, these fees were $0.

ALL OTHER FEES

This past fiscal year, we were billed $0 for products and services provided by our principal accountant not otherwise disclosed above, For the previous fiscal year, we were billed $0 for these products and services.

None of the above fees were subject to audit committee pre-approval requirements.

The Board of Directors recommends a vote “FOR” the ratification of George Brenner, CPA as the Company’s independent public accountant.

PROPOSAL NUMBER 3: APPROVAL TO CHANGE THE NAME OF THE COMPANY TO INOVA TECHNOLOGY, INC. AND OBTAIN A NEW STOCK SYMBOL.

Since the merger between Edgetech and Web’s Biggest in June 2005, the Company has elected a new Board of Directors and implemented new management. The Board has decided to refocus the Company as an IT company and therefore believes that a new name will signal a break from the past. This will also ensure that the parent company (Edgetech Services, Inc. a Nevada corporation) is no longer confused with its Canadian subsidiary (Edgetech Services, Inc. an Ontario corporation).

In order to change the Company’s name, Edgetech must amend its articles of incorporation. Pursuant to Nevada corporate law, the Board of Directors has adopted a resolution setting forth the proposed amendment to change the Company’s name to Inova Technology, Inc. Shareholders holding a majority of the voting power of the Company must approve this amendment for it to become effective.

If the Company’s shareholders approved the proposed amendment, the Company will amend its articles of incorporation promptly by sending the amendment to the Nevada Secretary of State along with the appropriate filing fee. The Company will also apply for a new stock trading symbol on the OTCBB.

Abstentions and broker non-votes will not be counted.

The Board of Directors recommends a vote “FOR” the approval to change the name of the company to Inova Technology, Inc. and obtain a new stock symbol.

SUBMISSION OF SHAREHOLDERS PROPOSALS FOR 2007 ANNUAL MEETING OF SHAREHOLDERS

The 2006 Annual Meeting of Shareholders has been scheduled to take place on December 21, 2006. Shareholder proposals for presentation for next year’s annual meeting must be received by the Company by no later than August 23, 2007.

OTHER BUSINESS

It is not intended that any business other than that set forth in the Notice of Annual Meeting and more specifically described in this Proxy Statement will be brought before the Annual Meeting. If any other business should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on that business or any matters dealing with the conduct of the Annual Meeting pursuant to the discretionary authority granted in the proxy.

By Order of the Board of Directors,

/s/ Adam Radly

_____________________________

Adam Radly, President & CEO

December 8, 2006

The Company has provided its Annual Report on Form 10-KSB for the year ended April 30, 2006, which was filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, including the financial statements and schedules thereto, but without exhibits. This proxy statement incorporates in its entirety the Annual Report.

BALLOT

EDGETECH SERVICES INC.

ANNUAL MEETING OF SHAREHOLDERS December 21, 2006

A.

Name of Shareholder(s): (Please print name(s) exactly as they appear on your certificate)

__________________________________________________________________

Printed name(s)

B.

If voting party is other than the owner of the shares, state capacity in which voting party is acting (e.g., proxy holder, trustee):

__________________________________________________________________

C.

Number of shares being voted:

_________________

UNLESS OTHERWISE DESIGNATED, THIS BALLOT SHALL BE CONSIDERED TO BE A VOTE OF ALL THE SHARES THAT THE UNDERSIGNED IS ENTITLED TO VOTE. A VOTE TO ABSTAIN SHALL BE CONSIDERED A VOTE AGAINST.

WRITTEN BALLOT

PROPOSAL NUMBER 1:

ELECTION OF DIRECTORS FOR THE COMING YEAR

Nominee

For

Withheld

Adam Radly

___________

_____________

Paul Aunger

___________

_____________

PROPOSAL NUMBER 2: RATIFICATION OF GEORGE BRENNER, CPA, AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANT.

For

Against

Abstain

_______

__________

_________

PROPOSAL NUMBER 3: APPROVAL TO CHANGE THE NAME OF THE COMPANY TO INOVA TECHNOLOGY, INC. AND OBTAIN A NEW STOCK SYMBOL.

For

Against

Abstain

_______

__________

_________

ALL BALLOTS MUST BE SIGNED.

For Shareholders Voting in Person:

_____________________________________________

Signature

_____________________________________________

Print Name(s) exactly as on certificate

For hares being voted by Proxy:

The undersigned hereby appoints Adam Radly and Paul Aunger, and each of them, with full power of substitution, to represent the undersigned and to vote all of the shares of stock in Edgetech Services, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company, to be held at 233 Wilshire Boulevard, Suite 400, Santa Monica, California 90401, on Monday, December 21, 2006, at 11:00 a.m., local time, and at any adjournment or postponement thereof: (1) as hereinafter specified upon the proposals listed below and as more particularly described in the Company's Proxy Statement, receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the meeting.

The shares represented hereby shall be voted as specified. If no specification is made, such shares shall be voted FOR all proposals. Whether or not you are able to attend the meeting, you are urged to sign and mail the proxy card in the return envelope so that the stock may be represented at the meeting.

_________________________________

Printed name of proxy holder

_________________________________

Printed Name(s) of holder(s) of record

By: ________________________________

      Signature of proxy holder

___________________________________

Date

ALL PROXIES MUST BE SIGNED AND DATED.